Exhibit 99.1

COMERICA REPORTS FOURTH QUARTER AND 2004 EARNINGS

DETROIT/January 20, 2005 — Comerica Incorporated (NYSE: CMA) today reported fourth quarter 2004 earnings of $207 million, or $1.21 per diluted share, compared to $196 million, or $1.13 per diluted share, for the third quarter 2004 and $158 million, or $0.89 per diluted share, for the fourth quarter 2003.

(dollar amounts in millions)	4th Qtr ‘04	3rd Qtr ‘04	4th Qtr ‘03
Diluted EPS	$1.21	$1.13	$0.89
Net Interest Income	$466	$451	$457
Net Interest Margin	3.96%	3.86%	3.83%
Provision for Loan Losses	$(21)	$—	$77
Noninterest Income	$203	$206	$220
Noninterest Expenses	$380	$372	$379
Net Income	$207	$196	$158
Return on Equity	16.39%	15.68%	12.33%

Net income for 2004 was $757 million, or $4.36 per diluted share, compared to $661 million, or $3.75 per diluted share for 2003. Return on average common shareholders’ equity was 15.03 percent and return on average assets was 1.49 percent for 2004, compared to 13.12 percent and 1.25 percent, respectively, for 2003.

“We ended 2004 on a positive note with fourth quarter financial results that underscored the improving trends we have seen all year,” said Ralph W. Babb, Jr., chairman and chief executive officer. “Net interest income increased for the third consecutive quarter, and expenses were well controlled. As we enter 2005, we remain focused on revenue growth through our investment in branches, technology and products.”

Net Interest Income
Net interest income was $466 million for the fourth quarter 2004, compared to $451 million for the third quarter 2004 and $457 million for the fourth quarter 2003. Average earning assets of $47.0 billion for the fourth quarter 2004 increased $592 million from the third quarter 2004, or one percent, primarily as a result of a $484 million increase in average loans to $41.1 billion for the fourth quarter 2004; a nearly five percent annualized increase. Average deposits of $40.3 billion for the fourth quarter 2004 increased $593 million, or one percent, from the third quarter 2004.

The net interest margin increased 10 basis points from the third quarter 2004 to 3.96 percent in the fourth quarter 2004, due to greater contribution from noninterest-bearing deposits.

Noninterest Income
Noninterest income was $203 million for the fourth quarter 2004, compared to $206 million for the third quarter 2004 and $220 million for the fourth quarter 2003. There were no net securities gains in the fourth quarter 2004, compared to $6 million of net securities losses in the third quarter 2004 and $4 million of net securities gains in the fourth quarter 2003.

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COMERICA REPORTS FOURTH QUARTER AND 2004 EARNINGS - 2

Noninterest Expenses
Noninterest expenses were $380 million for the fourth quarter 2004 compared to $372 million for the third quarter 2004 and $379 million for the fourth quarter 2003. Included in salary and employee benefits expenses in the third quarter 2004 was a $7 million reduction in expense due to employee forfeitures of stock-based compensation and revisions to employee forfeiture assumptions for stock options. Severance expenses for the fourth quarter and 2004 were $3 million and $11 million, respectively, compared to $1 million for the third quarter 2004 and $2 million for 2003. Included in the fourth quarter 2004 was a $5 million net credit to litigation-related costs, compared to litigation-related costs of $12 million that were expensed in the third quarter 2004. Other noninterest expenses in the fourth quarter 2004 included interest expense on tax liabilities of $8 million, compared to $5 million for the third quarter 2004. Also included in other noninterest expenses in the fourth quarter 2004 was an increase of $6 million in contribution expense, mostly designated for the Comerica Charitable Foundation.

Credit Quality
(dollar amounts in millions)	4th Qtr ‘04	3rd Qtr ‘04	4th Qtr ‘03
Net Charge-offs	$35	$33	$76
Net Charge-offs/Average Total Loans	0.34%	0.33%	0.75%
Provision for Loan Losses	$(21)	$—	$77
Nonperforming Assets (NPAs)	$339	$388	$538
NPAs/Total Loans, Other Real Estate & Nonaccrual Debt Securities	0.83%	0.98%	1.33%
Allowance for Loan Losses	$673	$729	$803
Allowance for Loan Losses/Total Loans	1.65%	1.83%	1.99%
Allowance for Credit Losses on Lending-related Commitments*	$21	$24	$33

* Included in “Accrued expenses and other liabilities” on the consolidated balance sheets.

During the fourth quarter of 2004, $71 million of loans greater than $2 million were transferred to nonaccrual status. Nonperforming assets were $339 million at December 31, 2004, a decrease of $49 million from September 30, 2004.

“For the fourth quarter, net charge-offs and nonperforming loans declined from year-ago levels,” said Babb.
“In 2004, credit quality trends improved every quarter, with the pace of these improvements moderating in the second half of the year.”

Balance Sheet and Capital Management
Total assets and common shareholders’ equity were $51.8 billion and $5.1 billion, respectively, at December 31, 2004, compared to $53.0 billion and $5.0 billion, respectively, at September 30, 2004. There were approximately 170 million shares outstanding at December 31, 2004, compared to approximately 171 million shares outstanding at September 30, 2004. In the fourth quarter of 2004, approximately 500,000 shares were repurchased in the open market for $34 million. Comerica’s fourth quarter 2004 estimated tier 1 common, tier 1 and total risk-based capital ratios were 8.14 percent, 8.78 percent and 12.72 percent, respectively.

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COMERICA REPORTS FOURTH QUARTER AND 2004 EARNINGS - 3

Conference Call and Webcast
Comerica will host a conference call to review fourth quarter and full-year 2004 financial results at 8 a.m. ET Thursday, January 20, 2005. Interested parties may access the conference call by calling (706) 679-5261 (event ID No. 2941511). The call and supplemental financial information can also be accessed via a Webcast at www.comerica.com. A replay of the conference call will be available approximately two hours following the call through Sunday, February 20, 2005. The conference call replay can be accessed by calling (800) 642-1687 or (706) 645-9291 (event ID No. 2941511). A replay of the Webcast can also be accessed via Comerica’s “Investor Relations” page at www.comerica.com.

Comerica Incorporated is a financial services company headquartered in Detroit, strategically aligned into three major lines of business: the Business Bank, Small Business & Personal Financial Services, and Wealth & Institutional Management. Comerica focuses on relationships and helping businesses and people to be successful. To receive e-mail alerts of breaking Comerica news, go to www.comerica.com/newsalerts.

Forward-looking Statement
Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “project,” “plan,” “outlook,” “may,” “could,” “would” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in the accounting treatment of any particular item, the impact of regulatory examinations, changes in the businesses or industries in which Comerica has a concentration of loans, the anticipated performance of any new banking branches, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Media Contacts:	Investor Contact:
Sharon R. McMurray	Helen L. Arsenault
(313) 222-4881	(313) 222-2840

Wayne J. Mielke
(313) 222-4732

CONSOLIDATED FINANCIAL HIGHLIGHTS
Comerica Incorporated and Subsidiaries

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,
(in millions, except per share data)	2004	2004	2003	2004	2003

PER SHARE AND COMMON STOCK DATA
Diluted net income	$1.21	$1.13	$0.89	$4.36	$3.75
Cash dividends declared	0.52	0.52	0.50	2.08	2.00
Common shareholders’ equity (at period end)	29.94	29.52	29.20

Average diluted shares (in thousands)	172,224	172,864	176,559	173,816	176,222

KEY RATIOS
Return on average common shareholders’ equity	16.39%	15.68%	12.33%	15.03%	13.12%
Return on average assets	1.63	1.55	1.22	1.49	1.25
Average common shareholders’ equity as a percentage of average assets	9.93	9.91	9.92	9.90	9.50
Tier 1 common capital ratio *	8.14	8.16	8.04
Tier 1 risk-based capital ratio *	8.78	8.81	8.72
Total risk-based capital ratio *	12.72	13.06	12.71
Leverage ratio *	10.41	10.28	10.13

AVERAGE BALANCES
Commercial loans (1)	$22,563	$22,096	$22,190	$22,139	$23,764
Real estate construction loans	3,178	3,273	3,500	3,264	3,540
Commercial mortgage loans	7,999	7,951	7,727	7,991	7,521
Residential mortgage loans (1)	1,275	1,239	1,232	1,237	1,192
Consumer loans (1)	2,721	2,671	2,539	2,668	2,474
Lease financing	1,259	1,266	1,290	1,272	1,283
International loans	2,134	2,149	2,406	2,162	2,596

Total loans	$41,129	$40,645	$40,884	$40,733	$42,370
Earning assets	47,018	46,426	47,481	46,975	48,841
Total assets	51,116	50,348	51,385	50,948	52,980
Interest-bearing deposits	25,572	25,722	27,131	26,023	27,609
Total interest-bearing liabilities	30,192	30,435	32,237	30,838	33,233
Noninterest-bearing deposits	14,755	14,012	13,198	14,122	13,910
Common shareholders’ equity	5,077	4,990	5,100	5,041	5,033

NET INTEREST INCOME
Net interest income (fully taxable equivalent basis)	$467	$452	$458	$1,813	$1,929
Fully taxable equivalent adjustment	1	1	1	3	3
Net interest margin	3.96%	3.86%	3.83%	3.86%	3.95%

CREDIT QUALITY
Nonaccrual loans	$312	$361	$507
Other real estate	27	27	30
Nonaccrual debt securities	—	—	1
Total nonperforming assets	339	388	538
Loans 90 days past due and still accruing	15	20	32
Gross charge-offs	55	53	97	$268	$408
Recoveries	20	20	21	74	43
Net charge-offs	35	33	76	194	365

Allowance for loan losses as a percentage of total loans	1.65%	1.83%	1.99%
Net loans charged off as a percentage of average total loans	0.34	0.33	0.75	0.48%	0.86%
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	0.83	0.98	1.33
Allowance for loan losses as a percentage of total nonperforming assets	198	188	149

ADDITIONAL DATA
Goodwill	$247	$247	$247
Core deposit intangible	—	—	1
Other intangibles	1	1	1
Loan servicing rights	20	20	17
Deferred mutual fund distribution costs	8	9	12
Amortization of intangibles	—	—	1	$1	$1

(1) Loans to individuals associated with commercial lending relationships were reclassified from commercial loans to residential mortgage loans and consumer loans in the second quarter of 2004. Prior periods have been reclassified.

* December 31, 2004 ratios are estimated

CONSOLIDATED BALANCE SHEETS
Comerica Incorporated and Subsidiaries

	December 31,	September 30,	December 31,
(in millions , except share data)	2004	2004	2003

ASSETS
Cash and due from banks	$1,139	$1,560	$1,527
Short-term investments	3,230	5,055	4,013
Investment securities available-for-sale	3,943	4,198	4,489

Commercial loans	22,039	21,146	21,579
Real estate construction loans	3,053	3,276	3,397
Commercial mortgage loans	8,236	7,931	7,878
Residential mortgage loans	1,294	1,263	1,228
Consumer loans	2,751	2,722	2,610
Lease financing	1,265	1,260	1,301
International loans	2,205	2,117	2,309

Total loans	40,843	39,715	40,302
Less allowance for loan losses	(673)	(729)	(803)

Net loans	40,170	38,986	39,499

Premises and equipment	415	399	374
Customers’ liability on acceptances outstanding	57	41	27
Accrued income and other assets	2,812	2,720	2,663

Total assets	$51,766	$52,959	$52,592

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$15,164	$16,811	$14,104
Interest-bearing deposits	25,772	25,424	27,359

Total deposits	40,936	42,235	41,463

Short-term borrowings	193	225	262
Acceptances outstanding	57	41	27
Accrued expenses and other liabilities	1,189	1,021	929
Medium- and long-term debt	4,286	4,401	4,801

Total liabilities	46,661	47,923	47,482

Common stock - $5 par value:
Authorized - 325,000,000 shares Issued - 178,735,252 shares at 12/31/04, 9/30/04 and 12/31/03	894	894	894
Capital surplus	421	408	384
Accumulated other comprehensive income (loss)	(69)	(24)	74
Retained earnings	4,331	4,222	3,973
Less cost of common stock in treasury - 8,259,328 shares at 12/31/04, 8,169,292 shares at 9/30/04 and 3,735,163 shares at 12/31/03	(472)	(464)	(215)

Total shareholders’ equity	5,105	5,036	5,110

Total liabilities and shareholders’ equity	$51,766	$52,959	$52,592

CONSOLIDATED STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

	Three Months Ended		Years Ended
	December 31,		December 31,
(in millions, except per share data)	2004	2003	2004	2003

INTEREST INCOME
Interest and fees on loans	$544	$511	$2,054	$2,211
Interest on investment securities	36	41	147	165
Interest on short-term investments	11	8	36	36

Total interest income	591	560	2,237	2,412

INTEREST EXPENSE
Interest on deposits	91	77	315	370
Interest on short-term borrowings	2	1	4	7
Interest on medium- and long-term debt	32	25	108	109

Total interest expense	125	103	427	486

Net interest income	466	457	1,810	1,926
Provision for loan losses	(21)	77	64	377

Net interest income after provision for loan losses	487	380	1,746	1,549

NONINTEREST INCOME
Service charges on deposit accounts	53	59	231	238
Fiduciary income	43	44	171	169
Commercial lending fees	14	17	55	63
Letter of credit fees	17	16	66	65
Foreign exchange income	9	6	37	36
Brokerage fees	9	10	36	34
Investment advisory revenue, net	9	8	35	30
Card fees	9	7	32	27
Bank-owned life insurance	6	9	34	42
Equity in earnings of unconsolidated subsidiaries	1	1	12	6
Warrant income	1	3	7	4
Net securities gains	—	4	—	50
Net gain on sales of businesses	—	—	7	—
Other noninterest income	32	36	134	123

Total noninterest income	203	220	857	887

NONINTEREST EXPENSES
Salaries and employee benefits	233	227	919	897
Net occupancy expense	32	32	125	128
Equipment expense	15	15	58	61
Outside processing fee expense	17	18	68	71
Software expense	12	9	43	37
Customer services	6	7	23	25
Litigation and operational losses	(3)	4	24	18
Other noninterest expenses	68	67	233	246

Total noninterest expenses	380	379	1,493	1,483

Income before income taxes	310	221	1,110	953
Provision for income taxes	103	63	353	292

NET INCOME	$207	$158	$757	$661

Basic net income per common share	$1.22	$0.90	$4.41	$3.78
Diluted net income per common share	1.21	0.89	4.36	3.75

Cash dividends declared on common stock	88	88	356	350
Dividends per common share	0.52	0.50	2.08	2.00

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

	Fourth	Third	Second	First	Fourth	Fourth Quarter 2004 Compared To:
	Quarter	Quarter	Quarter	Quarter	Quarter	Third Quarter 2004		Fourth Quarter 2003
(in millions, except per share data)	2004	2004	2004	2004	2003	Amount	Percent	Amount	Percent

INTEREST INCOME
Interest and fees on loans	$544	$514	$500	$496	$511	$30	5.9%	$33	6.6%
Interest on investment securities	36	36	35	40	41	—	0.1	(5)	(15.1)
Interest on short-term investments	11	8	10	7	8	3	28.6	3	39.6

Total interest income	591	558	545	543	560	33	5.9	31	5.4

INTEREST EXPENSE
Interest on deposits	91	79	72	73	77	12	15.3	14	17.7
Interest on short-term borrowings	2	1	—	1	1	1	51.0	1	56.1
Interest on medium- and long-term debt	32	27	25	24	25	5	15.6	7	29.6

Total interest expense	125	107	97	98	103	18	15.7	22	20.9

Net interest income	466	451	448	445	457	15	3.6	9	2.0
Provision for loan losses	(21)	—	20	65	77	(21)	N/M	(98)	(127.3)

Net interest income after provision for loan losses	487	451	428	380	380	36	8.2	107	28.1

NONINTEREST INCOME
Service charges on deposit accounts	53	57	59	62	59	(4)	(5.6)	(6)	(9.7)
Fiduciary income	43	43	41	44	44	—	1.0	(1)	(1.4)
Commercial lending fees	14	14	13	14	17	—	(12.4)	(3)	(21.9)
Letter of credit fees	17	17	17	15	16	—	(2.4)	1	2.4
Foreign exchange income	9	9	10	9	6	—	8.8	3	42.2
Brokerage fees	9	9	8	10	10	—	6.5	(1)	(0.3)
Investment advisory revenue, net	9	8	9	9	8	1	12.0	1	11.5
Card fees	9	8	8	7	7	1	8.2	2	31.4
Bank-owned life insurance	6	10	9	9	9	(4)	(31.1)	(3)	(26.2)
Equity in earnings of unconsolidated subsidiaries	1	3	5	3	1	(2)	(56.4)	—	26.6
Warrant income	1	1	4	1	3	—	0.1	(2)	(54.2)
Net securities gains (losses)	—	(6)	1	5	4	6	N/M	(4)	(95.3)
Net gain on sales of businesses	—	—	7	—	—	—	N/M	—	—
Other noninterest income	32	33	37	32	36	(1)	(5.0)	(4)	(14.1)

Total noninterest income	203	206	228	220	220	(3)	(1.3)	(17)	(7.6)

NONINTEREST EXPENSES
Salaries and employee benefits	233	225	235	226	227	8	3.6	6	2.5
Net occupancy expense	32	32	31	30	32	—	4.4	—	3.2
Equipment expense	15	14	14	15	15	1	2.5	—	(1.6)
Outside processing fee expense	17	16	18	17	18	1	3.3	(1)	(5.7)
Software expense	12	11	9	11	9	1	11.7	3	21.7
Customer services	6	8	7	2	7	(2)	(33.2)	(1)	(24.9)
Litigation and operational losses	(3)	16	3	8	4	(19)	(121.4)	(7)	(179.5)
Other noninterest expenses	68	50	55	60	67	18	38.7	1	3.1

Total noninterest expenses	380	372	372	369	379	8	2.2	1	—

Income before income taxes	310	285	284	231	221	25	9.3	89	40.9
Provision for income taxes	103	89	92	69	63	14	15.7	40	62.3

NET INCOME	$207	$196	$192	$162	$158	$11	6.3%	$49	32.3%

Basic net income per common share	$1.22	$1.15	$1.11	$0.93	$0.90	$0.07	6.1%	$0.32	35.6%
Diluted net income per common share	1.21	1.13	1.10	0.92	0.89	0.08	7.1	0.32	36.0

Cash dividends declared on common stock	88	88	90	90	88	—	(0.3)	—	0.5
Dividends per common share	0.52	0.52	0.52	0.52	0.50	—	—	0.02	4.0

N/M – Not meaningful

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
Comerica Incorporated and Subsidiaries

	2004				2003
(in millions)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

Balance at beginning of period	$729	$762	$798	$803	$802

Loans charged-off:
Commercial	39	41	57	64	74
Real estate construction:
Real estate construction business line	—	1	1	—	1
Other	—	—	—	—	—

Total real estate construction	—	1	1	—	1
Commercial mortgage:
Commercial real estate business line	4	—	—	—	—
Other	—	7	6	6	6

Total commercial mortgage	4	7	6	6	6
Residential mortgage	—	1	—	—	—
Consumer	5	2	4	3	3
Lease financing	4	—	1	8	—
International	3	1	7	3	13

Total loans charged-off	55	53	76	84	97

Recoveries on loans previously charged-off:
Commercial	14	13	15	10	16
Real estate construction	—	—	—	—	—
Commercial mortgage	1	1	1	—	—
Residential mortgage	—	—	—	—	—
Consumer	—	1	1	—	—
Lease financing	—	—	—	1	—
International	5	5	3	3	5

Total recoveries	20	20	20	14	21

Net loans charged-off	35	33	56	70	76
Provision for loan losses	(21)	—	20	65	77

Balance at end of period	$673	$729	$762	$798	$803

Allowance for loan losses as a percentage of total loans	1.65%	1.83%	1.90%	1.99%	1.99%

Net loans charged-off as a percentage of average total loans	0.34	0.33	0.55	0.69	0.75

Allowance for credit losses on lending-related commitments*	$21	$24	$28	$32	$33

* Included in “Accrued expenses and other liabilities” on the consolidated balance sheets.

NONPERFORMING ASSETS
Comerica Incorporated and Subsidiaries

	2004				2003
(in millions)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

SUMMARY OF NONPERFORMING ASSETS AND PAST DUE LOANS
Nonaccrual loans:
Commercial	$161	$181	$229	$282	$295
Real estate construction:
Real estate construction business line	31	28	20	19	21
Other	3	3	3	5	3

Total real estate construction	34	31	23	24	24
Commercial mortgage:
Commercial real estate business line	6	10	12	3	3
Other	58	70	80	90	84

Total commercial mortgage	64	80	92	93	87
Residential mortgage	1	1	3	4	2
Consumer	1	2	2	5	7
Lease financing	15	19	13	13	24
International	36	47	42	68	68

Total nonaccrual loans	312	361	404	489	507
Reduced-rate loans	—	—	—	—	—

Total nonperforming loans	312	361	404	489	507
Other real estate	27	27	26	32	30
Nonaccrual debt securities	—	—	—	1	1

Total nonperforming assets	$339	$388	$430	$522	$538

Nonperforming loans as a percentage of total loans	0.76%	0.91%	1.01%	1.22%	1.26%
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	0.83	0.98	1.07	1.30	1.33
Allowance for loan losses as a percentage of total nonperforming assets	198	188	177	153	149
Loans past due 90 days or more and still accruing	$15	$20	$25	$35	$32

ANALYSIS OF NONACCRUAL LOANS
Nonaccrual loans at beginning of period	$361	$404	$489	$507	$598
Loans transferred to nonaccrual (1)	71	106	63	92	114
Nonaccrual business loan gross charge-offs (2)	(49)	(48)	(71)	(80)	(93)
Loans transferred to accrual status (1)	(7)	—	—	—	—
Nonaccrual business loans sold (3)	(33)	(16)	(33)	(14)	(48)
Payments/Other (4)	(31)	(85)	(44)	(16)	(64)

Nonaccrual loans at end of period	$312	$361	$404	$489	$507

(1) Based on an analysis of nonaccrual loans with book balances greater than $2 million.
(2) Analysis of gross loan charge-offs:

Nonaccrual business loans	$49	$48	$71	$80	$93
Performing watch list loans	1	2	1	1	1
Consumer loans	5	3	4	3	3

Total gross loan charge-offs	$55	$53	$76	$84	$97

(3) Analysis of loans sold:

Nonaccrual business loans	$33	$16	$33	$14	$48
Performing watch list loans	7	30	14	18	15

Total loans sold	$40	$46	$47	$32	$63

(4) Net change related to nonaccrual loans with balances less than $2 million, other than business loan gross charge-offs and nonaccrual loans sold, are included in Payments/Other.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

	Three Months Ended
	December 31, 2004			September 30, 2004			December 31, 2003
	Average		Average	Average		Average	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

Commercial loans	$22,563	$265	4.66%	$22,096	$234	4.21%	$22,190	$227	4.07%
Real estate construction loans	3,178	48	5.99	3,273	46	5.58	3,500	44	5.00
Commercial mortgage loans	7,999	111	5.53	7,951	104	5.22	7,727	100	5.11
Residential mortgage loans	1,275	18	5.59	1,239	18	5.63	1,232	18	5.84
Consumer loans	2,721	34	5.04	2,671	31	4.68	2,539	27	4.31
Lease financing	1,259	13	4.09	1,266	11	3.46	1,290	15	4.58
International loans	2,134	29	5.40	2,149	26	4.87	2,406	26	4.36
Business loan swap income	—	28	—	—	45	—	—	54	—

Total loans	41,129	546	5.28	40,645	515	5.04	40,884	511	4.97

Investment securities available-for-sale (1)	4,052	35	3.48	4,225	36	3.31	4,792	42	3.47
Short-term investments	1,837	11	2.36	1,556	8	2.17	1,805	8	1.72

Total earning assets	47,018	592	5.01	46,426	559	4.78	47,481	561	4.69

Cash and due from banks	1,698			1,652			1,703
Allowance for loan losses	(731)			(774)			(832)
Accrued income and other assets	3,131			3,044			3,033

Total assets	$51,116			$50,348			$51,385

Money market and NOW deposits	$17,755	57	1.27	$17,526	47	1.06	$17,991	44	0.98
Savings deposits	1,605	2	0.41	1,652	1	0.36	1,592	2	0.42
Certificates of deposit	5,520	28	2.01	5,826	26	1.79	6,991	28	1.58
Foreign office time deposits	692	5	2.99	718	5	2.76	557	4	2.62

Total interest-bearing deposits	25,572	92	1.42	25,722	79	1.22	27,131	78	1.13

Short-term borrowings	278	1	1.85	251	1	1.36	334	1	0.98
Medium- and long-term debt	4,342	32	2.91	4,462	27	2.45	4,772	24	2.04

Total interest-bearing sources	30,192	125	1.64	30,435	107	1.40	32,237	103	1.27

Noninterest-bearing deposits	14,755			14,012			13,198
Accrued expenses and other liabilities	1,092			911			850
Common shareholders’ equity	5,077			4,990			5,100

Total liabilities and shareholders’ equity	$51,116			$50,348			$51,385

Net interest income/rate spread (FTE)		$467	3.37		$452	3.38		$458	3.42

FTE adjustment		$1			$1			$1

Impact of net noninterest-bearing sources of funds			0.59			0.48			0.41

Net interest margin (as a percentage of average earning assets) (FTE)			3.96%			3.86%			3.83%

(1) The average rate for investment securities available-for-sale was computed using average historical cost.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

	Years Ended
	December 31, 2004			December 31, 2003
	Average		Average	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate	Balance	Interest	Rate

Commercial loans	$22,139	$933	4.22%	$23,764	$978	4.11%
Real estate construction loans	3,264	177	5.43	3,540	178	5.04
Commercial mortgage loans	7,991	415	5.19	7,521	403	5.35
Residential mortgage loans	1,237	70	5.68	1,192	73	6.12
Consumer loans	2,668	126	4.73	2,474	122	4.94
Lease financing	1,272	52	4.06	1,283	59	4.59
International loans	2,162	102	4.69	2,596	115	4.44
Business loan swap income	—	182	—	—	285	—

Total loans	40,733	2,057	5.05	42,370	2,213	5.22

Investment securities available-for-sale (1)	4,321	147	3.36	4,529	166	3.65
Short-term investments	1,921	36	1.88	1,942	36	1.85

Total earning assets	46,975	2,240	4.76	48,841	2,415	4.94

Cash and due from banks	1,685			1,811
Allowance for loan losses	(787)			(831)
Accrued income and other assets	3,075			3,159

Total assets	$50,948			$52,980

Money market and NOW deposits	$17,768	188	1.06	$17,359	204	1.18
Savings deposits	1,629	6	0.39	1,571	8	0.50
Certificates of deposit	5,962	104	1.74	8,061	139	1.72
Foreign office time deposits	664	17	2.60	618	19	3.15

Total interest-bearing deposits	26,023	315	1.21	27,609	370	1.34

Short-term borrowings	275	4	1.25	550	7	1.20
Medium- and long-term debt	4,540	108	2.39	5,074	109	2.14

Total interest-bearing sources	30,838	427	1.38	33,233	486	1.46

Noninterest-bearing deposits	14,122			13,910
Accrued expenses and other liabilities	947			804
Common shareholders’ equity	5,041			5,033

Total liabilities and shareholders’ equity	$50,948			$52,980

Net interest income/rate spread (FTE)		$1,813	3.38		$1,929	3.48

FTE adjustment		$3			$3

Impact of net noninterest-bearing sources of funds			0.48			0.47

Net interest margin (as a percentage of average earning assets) (FTE)			3.86%			3.95%

(1) The average rate for investment securities available-for-sale was computed using average historical cost.

CONSOLIDATED STATISTICAL DATA
Comerica Incorporated and Subsidiaries

	December 31,	September 30,	June 30,	March 31,	December 31,
(in millions, except per share data)	2004	2004	2004	2004	2003

Commercial loans (1):
Floor plan	$2,575	$2,270	$2,802	$2,797	$2,731
Other	19,464	18,876	18,656	18,704	18,848

Total commercial loans	22,039	21,146	21,458	21,501	21,579
Real estate construction loans:
Real estate construction business line	2,461	2,641	2,661	2,628	2,754
Other	592	635	621	615	643

Total real estate construction loans	3,053	3,276	3,282	3,243	3,397
Commercial mortgage loans:
Commercial real estate business line	1,556	1,498	1,656	1,718	1,655
Other	6,680	6,433	6,424	6,311	6,223

Total commercial mortgage loans	8,236	7,931	8,080	8,029	7,878
Residential mortgage loans (1)	1,294	1,263	1,211	1,210	1,228
Consumer loans (1):
Home equity	1,837	1,815	1,788	1,657	1,647
Other consumer	914	907	884	969	963

Total consumer loans	2,751	2,722	2,672	2,626	2,610
Lease financing	1,265	1,260	1,266	1,268	1,301
International loans	2,205	2,117	2,130	2,135	2,309

Total loans	$40,843	$39,715	$40,099	$40,012	$40,302

(1) Loans to individuals associated with commercial lending relationships were reclassified from commercial loans (other) to residential mortgage loans and consumer loans (both home equity and other consumer) in the second quarter of 2004. Prior periods have been reclassified.

Goodwill	$247	$247	$247	$247	$247
Core deposit intangible	—	—	—	1	1
Other intangible assets	1	1	1	1	1
Loan servicing rights	20	20	19	18	17
Deferred mutual fund distribution costs	8	9	10	11	12
Amortization of intangibles (quarterly)	—	—	1	—	1

Tier 1 common capital ratio*	8.14%	8.16%	8.00%	8.00%	8.04%
Tier 1 risk-based capital ratio*	8.78	8.81	8.64	8.64	8.72
Total risk-based capital ratio *	12.72	13.06	12.91	12.60	12.71
Leverage ratio*	10.41	10.28	9.97	10.15	10.13

Book value per share	$29.94	$29.52	$28.75	$29.41	$29.20

Market value per share for the quarter:
High	$63.80	$61.48	$56.99	$59.23	$56.34
Low	57.81	53.00	50.45	52.30	46.38
Close	61.02	59.35	54.88	54.32	56.06

Quarterly ratios:
Return on average common shareholders’ equity	16.39%	15.68%	15.35%	12.71%	12.33%
Return on average assets	1.63	1.55	1.49	1.28	1.22
Efficiency ratio	56.61	56.08	55.08	55.84	56.34

Number of banking offices	376	364	361	362	360

Number of employees - full time equivalent	10,968	10,919	11,111	11,237	11,282

* December 31, 2004 ratios are estimated

PARENT COMPANY ONLY BALANCE SHEETS
Comerica Incorporated

	December 31,	September 30,	December 31,
(in millions, except share data)	2004	2004	2003

ASSETS
Cash and due from banks	$1	$1	$—
Short-term investments with subsidiary bank	289	215	296
Investment in subsidiaries, principally banks	5,591	5,611	5,599
Premises and equipment	3	3	3
Other assets	304	294	262

Total assets	$6,188	$6,124	$6,160

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$824	$827	$826
Other liabilities	259	261	224

Total liabilities	1,083	1,088	1,050

Common stock - $5 par value:
Authorized - 325,000,000 shares Issued - 178,735,252 shares at 12/31/04, 9/30/04 and 12/31/03	894	894	894
Capital surplus	421	408	384
Accumulated other comprehensive income	(69)	(24)	74
Retained earnings	4,331	4,222	3,973
Less cost of common stock in treasury - 8,259,328 shares at 12/31/04, 8,169,292 shares at 9/30/04 and 3,735,163 shares at 12/31/03	(472)	(464)	(215)

Total shareholders’ equity	5,105	5,036	5,110

Total liabilities and shareholders’ equity	$6,188	$6,124	$6,160

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
Comerica Incorporated and Subsidiaries

			Accumulated
			Other			Total
	Common	Capital	Comprehensive	Retained	Treasury	Shareholders’
(in millions, except share data)	Stock	Surplus	Income (Loss)	Earnings	Stock	Equity

BALANCE AT JANUARY 1, 2003	$894	$363	$237	$3,684	$(231)	$4,947
Net income	—	—	—	661	—	661
Other comprehensive loss, net of tax	—	—	(163)	—	—	(163)

Total comprehensive income						498
Cash dividends declared on common stock ($2.00 per share)	—	—	—	(350)	—	(350)
Purchase of 510,500 shares of common stock	—	—	—	—	(27)	(27)
Net issuance of common stock under employee stock plans	—	(5)	—	(22)	43	16
Recognition of stock-based compensation expense	—	26	—	—	—	26

BALANCE AT DECEMBER 31, 2003	$894	$384	$74	$3,973	$(215)	$5,110

BALANCE AT JANUARY 1, 2004	$894	$384	$74	$3,973	$(215)	$5,110
Net income	—	—	—	757	—	757
Other comprehensive loss, net of tax	—	—	(143)	—	—	(143)

Total comprehensive income						614
Cash dividends declared on common stock ($2.08 per share)	—	—	—	(356)	—	(356)
Purchase of 6,526,911 shares of common stock	—	—	—	—	(370)	(370)
Net issuance of common stock under employee stock plans	—	2	—	(43)	113	72
Recognition of stock-based compensation expense	—	35	—	—	—	35

BALANCE AT DECEMBER 31, 2004	$894	$421	$(69)	$4,331	$(472)	$5,105